Filed Pursuant to Rule 497J
                                        File Number    811-00597

PROSPECTUS


               [OLD DOMINION INVESTORS TRUST, INC. LOGO]

                        110 Bank St., Suffolk, VA 23434
                           Telephone: (757) 539-2396


     Old Dominion Investors' Trust, Inc. is a diversified Mutual Fund in which clients can invest at any time. Old Dominion Investors' Trust seeks income. Long-term growth of capital is their secondary objective. The Fund was organized July 17, 1951, as a Virginia Corporation and is intended to provide a way in which investors may receive full-time supervision of invested funds. The manager is Investors' Security Company, Inc., which receives a management fee of 1/2 of 1% of the average daily net assets calculated annually.


     A "Statement of Additional Information" about Old Dominion Investors' Trust has been filed with the Securities and Exchange Commission (SEC). Portions of this Statement (dated November 30, 1998) have been referenced into this prospectus. You may receive a free copy of the full Statement by writing to the above address.



                               ----------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
  THESE SECURITIES. THE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY INFORMATION GIVEN TO THE CONTRARY, WRITTEN
  OR SPOKEN, IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ AND
                     RETAINED FOR FUTURE REFERENCE.



                               ----------------
                THE DATE OF THIS PROSPECTUS IS NOVEMBER 30, 1998

SUMMARY OF EXPENSES

     This table is designed to assist shareholders in understanding the various fees and expenses associated with investing in the Company. These are historical expenses; your actual expenses may be greater or less than those shown.


   SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge Imposed on Purchases (as a percentage of offering
     price) .........................................................................        4.0%(1)
   Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of
     offering price) ................................................................      none
   Deferred Sales Charge (as a percentage of original purchase price or redemption
     proceeds, as applicable) .......................................................      none
   Redemption Fees (as a percentage of amount redeemed) .............................      none
   Exchange Fee .....................................................................      none
   ANNUAL COMPANY OPERATING EXPENSES (FOR THE YEAR ENDED AUGUST 31, 1998)
   (as a percentage of average net assets)
   Management Fees ..................................................................       0.50%
   12b-1 Fees .......................................................................       0.10%
   Other Expenses (Audit, legal, shareholder services, transfer agent and custodian)        0.48%
   Total Company Operating Expenses .................................................       1.08%


EXAMPLE                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------   --------   ---------   ---------   ---------
   You would pay the following total fees and
   expenses on a $1,000 investment, assuming
   (1) 5% annual return(2) and (2) redemption at the
   end of each time period(3) ....................      $51        $73         $97         $166

----------
    (1) Sales charges are reduced for purchases of $100,000 or more. See "Purchase of Shares."

    (2) The Securities Exchange Commission rules we use the 5% return above for all illustrations. These figures are not intended to be an illustration of past or future investment results.

    (3) These are cumulative totals; the average fees and expenses paid over a ten (10) year period would be approximately $17 per year.

TABLE OF CONTENTS





Summary of Expenses ........................    2
Financial Highlights .......................    3
Investment Objectives ......................    4
Investment Policy and Restrictions .........    4
Manager and Investment Advisor .............    5
Dividend Policy and Tax Status .............    6
Purchase of Shares .........................    7
Purchase of Shares at Net
   Asset Value .............................    8
Right of Accumulation ......................    8
Pricing of Shares ..........................    9
Exchange Privilege .........................    9


Plan of Distribution .......................   10
Redemption of Shares .......................   10
Individual Retirement Account ..............   11
Custodian ..................................   11
Stockholders Meeting .......................   12
Dividend Reinvestment Plan .................   12
Systematic Withdrawal Plan .................   12
Brokerage Allocation .......................   12
Call Option Transactions ...................   13
Put Option Transactions ....................   14
Financial Statements .......................   15
Application ................................   17

     NUMEROUS INVESTMENT COMPANIES CONTINUOUSLY OFFER THEIR SHARES TO INVESTORS. INVESTMENT COMPANIES HAVE DIFFERENT OBJECTIVES AND DIFFERENT TECHNIQUES FOR ACHIEVING THOSE OBJECTIVES. DIFFERENT FUND COMPANIES ALSO INVEST WITH VARYING AMOUNTS OF RISK. SALES COMMISSIONS, WHICH ARE PAID TO COMPENSATE PERSONS WHO SELL THE FUND'S SHARES, VARY AS DO MANAGEMENT CHARGES AND EXPENSE RATIOS. FOR THE LAST YEAR, THE FUND'S TOTAL EXPENSES, INCLUDING ADVISORY FEES, WERE APPROXIMATELY 1.08% OF AVERAGE ANNUAL NET ASSETS.


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
WITH THE YEAR ENDING AUGUST 31,

                                      1998          1997           1996          1995
                                 ------------- -------------- -------------- -----------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                           $  26.81       $  23.09       $  21.52      $ 19.64
                                  ---------      ---------      ---------     -------
Income from investment
 operations --
 Net investment income                0.40           0.47           0.53         0.68
 Net realized and unrealized
  gain (loss) on investments         (0.38)          5.52           2.46         2.67
                                  ----------     ---------      ---------     -------
  Total from investment
   operations                         0.02           5.99           2.99         3.35
                                  ----------     ---------      ---------     -------
Less distributions --
 Distributions from net
  investment income                   0.22           0.62           0.29         0.78
 Distributions from realized
  gains on investments                3.65           1.65           1.13         0.44
 Distributions in excess of
  realized gains on
  investments                             --             --             --       0.25
                                  ----------     ----------     ----------    -------
  Total distributions                 3.87           2.27           1.42         1.47
                                  ----------     ----------     ----------    -------
Net asset value, end of period    $  22.96       $  26.81       $  23.09        21.52
                                  ==========     ==========     ==========    =======
TOTAL RETURN*                         (0.42)%       27.44%         14.31%       18.05%
Average commission per share      $  0.4344     $   .4073       $  .4008          --
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                        $  8,896     $   9,478       $  7,793      $ 7,277
Ratio to average net assets --
 Expenses                              1.08%         1.16%          1.30%        1.39%
 Net investment income                 1.48%         1.88%          2.35%        3.42%
Portfolio turnover rate                  86%           86%           119%          64%



                                     1994        1993        1992        1991         1990         1989
                                 ----------- ----------- ----------- ----------- ------------- -----------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period                           $ 20.24     $ 19.71     $ 20.09     $ 18.23      $   23.49    $ 20.37
                                  -------     -------     -------     -------      ---------    -------
Income from investment
 operations --
 Net investment income               0.63        0.54        0.71        0.64           0.75       0.67
 Net realized and unrealized
  gain (loss) on investments         0.51        1.39        0.31        2.88          (3.78)      4.37
                                  -------     -------     -------     -------      ---------    -------
  Total from investment
   operations                        1.14        1.93        1.02        3.52          (3.03)      5.04
                                  -------     -------     -------     -------      ---------    -------
Less distributions --
 Distributions from net
  investment income                  0.64        0.45        0.66        0.71           0.82       0.75
 Distributions from realized
  gains on investments               1.10        0.95        0.74        0.95           1.41       1.17
 Distributions in excess of
  realized gains on
  investments                           --          --          --          --            --          --
                                  --------    --------    --------    --------     ---------    --------
  Total distributions                1.74        1.40        1.40        1.66           2.23       1.92
                                  --------    --------    --------    --------     ---------    --------
Net asset value, end of period    $ 19.64     $ 20.24     $ 19.71     $ 20.09      $   18.23    $ 23.49
                                  ========    ========    ========    ========     =========    ========
TOTAL RETURN*                        5.92%      10.23%       5.29%      21.09%        (13.87)%    26.29%
Average commission per share            --          --          --          --            --          --
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                      $  6,918    $  6,718    $  6,745    $  6,525      $   6,202    $ 6,796
Ratio to average net assets --
 Expenses                            1.33%       1.17%       1.34%       1.33%          1.20%      1.54%
 Net investment income               3.29%       2.69%       2.73%       3.46%          3.69%      3.07%
Portfolio turnover rate                67%         76%         54%         56%            76%        88%

*CALCULATED WITHOUT DEDUCTION OF SALES LOAD.

INVESTMENT OBJECTIVES

     The primary investment objective of the Trust is to seek income. Long-term growth of the shareholders' capital (original investment) is a secondary objective. The investment objectives can only be changed by majority approval of the shareholders with outstanding voting securities as defined by the Investment Company Act of 1940. All stocks owned by the Trust are listed on the New York Stock Exchange or the American Stock Exchange.

     The purpose of the Trust is to provide a way for individual and institutional investors to combine their resources to take advantage of professional, continuous management and diversification of their invested funds. Many investors are actively seeking diversification. But proper diversification requires sufficient funds, time, and facilities to develop and supervise an investment portfolio, either large or small. Investing through the Trust is designed specifically to meet those needs. Though the Trust always seeks to meet its objectives, there is no assurance that the Trust's objectives can be achieved.

     The Trust does not seek extravagant yields or spectacular profit. The management feels that diversification involves spreading of risk. However, diversification does not eliminate the risk of investing in equity securities.

     Investors must realize that the funds of the Trust are invested in marketable securities. The prices of these securities do fluctuate. Therefore, the value of outstanding shares in the Trust do not maintain a fixed price. The share prices of the Trust will vary with market conditions affecting the securities held in the Trust's Portfolio.


INVESTMENT POLICY AND RESTRICTIONS

     During more stable periods, the Trust's policy is to be nearly fully invested in common stock. When the management feels, after careful study, that there is a danger of an important drop in the stock market, the management policy allows for the selling of some of the stock positions. According to the Trust's Charter, a minimum of fifty percent (50%) of the Trust's total assets must remain invested in common stock.

     Below are the Trust Charter's rules for how Old Dominion Investors' Trust, Inc. may invest for their portfolio:

  1. Funds of the Corporation may invest only in common stock, short-term United States Treasury obligations (T-Bills) not to exceed ninety-one (91) days in maturity, convertible preferred stock, and convertible bonds (bonds that may be converted into shares of stock at some point in the future).

  2. The Trust may write covered listed call options on stocks in which it has invested, and purchase covering options with respect to options the Trust has written. See the section "Call Option Transactions" on page 13 for a description of Call Options.

  3. The Trust may write put options and purchase options with respect to options the Trust has written. Total liabilities to the Trust from writing put options cannot exceed ten percent (10%) of the net assets of the Trust at the time the Put Options are written. See the section "Put Option Transactions" on page 14 for a description of Put Options.

  4. The Trust may also invest in corporate bonds. Bonds selected by the Trust must be rated "A" or better. There has not been a limit set on the amount of bonds the Trust can hold in its portfolio.

  5. All stocks in which the Trust has invested funds must be listed on the New York Stock Exchange or the American Stock Exchange. However, this provision does not include corporate bonds.

  6. The Trust can only invest in stocks which have paid continuous common stock dividends for at least 10 years or longer. This restriction applies to companies and their predecessors. Therefore, if a company is less than ten years old but was borne of a buyout or reorganization, the original company must have paid common stock dividends each year long enough to make up the mandatory 10 years.

  7. No more than twenty-five percent (25%) of the value of the Trust's Portfolio will be concentrated in any one industry.

  8. No more than five percent (5%) of the Trust's total asset value shall be invested in any one stock in the Trust's portfolio. If the stock value increases to a yield of greater than five percent (5%), the Trust will rebalance the portfolio. The Trust will not purchase more than two percent (2%) of the total outstanding voting shares in any one company's stock.

  9. The Trust's portfolio will always have a minimum of twenty (20) different securities.

     The managers of the Trust make most investment advisory decisions from the long-term investors' points of view rather than frequent trading. Securities may occasionally be sold for investment reasons even though they have been held for short periods. Investment reasons for selling in a short period of time would be rapid appreciation of securities or rapid depreciation of securities because of adverse market conditions.

     The Trust's policy is to limit its portfolio turnover. This is limited to transactions necessary to carry out investment policy, to obtain cash for redemption of its shares and to make changes in its status for the purpose of determining tax liability. The portfolio turnover rate for 1996 was one-hundred-nineteen percent (119%), the turnover rate for 1997 was eighty-six percent (86%) and turnover rate for 1998 was eighty-six percent (86%). The portfolio turnover rate is calculated by finding either the total portfolio purchases or the total portfolio sales in the fiscal year, whichever is less. This figure is then divided by the monthly average of the value of the portfolio securities.


MANAGER AND INVESTMENT ADVISOR

     Investors' Security Company, Inc. has been employed by the Trust to supervise the investments of the Trust. As employer, the Board of Directors of the Trust maintains control and supervision of Investors' Security Company, Inc.'s investment choices. As management, Investors' Security Company, Inc. is also responsible for furnishing the Trust office facilities, taking care of the filing and other clerical duties of the Trust's operations, providing statistical information, and computing the net asset value and advisory fees. The investment advisory offices are located at 110 Bank Street, Suffolk, Virginia. Investors' Security Co., Inc. has employed First Data Corp. to keep the records of shareholders and to manage their dividend payments and reinvestments.

     On November 14, 1967, the stockholders voted and approved a contract between the Trust and Investors' Security Company, Inc. Under this contract, the Trust agrees to pay to Investors' Security Company, Inc. a management fee of one-eighth (1/8) of one percent (1%) per quarter of the average value of the Trust's net assets. This is an annual rate of one-half (1/2) of one percent (1%). This fee is computed daily and paid monthly.

     The fee contract was approved by stockholders on December 12, 1989. This contract will continue indefinitely as long as it is approved again at least annually by (1) the vote of the majority of the Directors of the Trust who are neither parties to the Advisory Agreement nor interested persons (as defined in the Investment Company Act of 1940) of any such party to the Advisory Agreement. This vote must be cast in person at a meeting called for that purpose of voting such approval. (2) Either the Board of Directors of the Trust or the vote of the majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Trust must also approve the contract renewal. Under the new contract, the new fee was the same as the old one. The Board of Directors of the Corporation, or a vote of the majority of the outstanding securities of the Corporation, may terminate this contract at any time without paying a penalty to Investors' Security Company, Inc. This requires a written notice of not more than 60 days to the management. For the last year, the funds' total expenses, including advisory fees, were 1.08% of the average Annual Net Assets.

     The contract provides that in the event of assignment, the contract between Investors' Security Company, Inc. and Old Dominion Investors' Trust, Inc. shall be terminated.

     Cabell B. Birdsong has been the Portfolio Manager of the Fund since September 1964. He has also been the President of Investors' Security Co., Inc., the Investment Advisor to the Fund, since September 1964.

     The names of the principal officers of Investors' Security Company, Inc. are as follows: Cabell B. Birdsong, President and Treasurer; Imogene B. Ramsey, Vice President; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 100% of the outstanding shares of Investors' Security Company, Inc. and therefore controls the Company. Investors' Security Company, Inc. was incorporated in the State of Virginia on August 28, 1964.


DIVIDEND POLICY AND TAX STATUS

     According to the Trust's Charter, dividends shall be paid from "net income" on or about January 15, May 1, August 1, and November 1, of each year to Trust stockholders. Trust stockholders must have had their account with Old Dominion already opened on the record date to receive dividends. The Board of Directors sets the amount of dividends paid to stockholders. Dividends are paid each year according to the amount of "net income" received during the year. The dividends may be eligible for the tax dividend exclusion for corporations. For the year August 31, 1998, 25.51% of the ordinary income distributions qualified for the exclusion.

     "Net Income" is the amount of income left after typical business expenses. These deductions may include management expenses, auditing and legal expenses, and taxes (if any). In addition, the Trust may make distributions from any assets legally available. This does not include unrealized appreciation of assets, or increased values on assets that are still owned by the Trust.

     Old Dominion Investors' Trust has qualified as a regulated investment company, otherwise known as a "mutual fund," for the latest fiscal year. Old Dominion Investors' Trust also meets the diversification of assets and source of income requirements the Internal Revenue Code demands. Old Dominion is also granted conduit or "pass through" treatment when at least ninety percent (90%) of its taxable income (not including net long-term capital gains), is distributed to shareholders. The Trust will be taxed only on the portion of the income which it retains. In prior years it has been the policy of the Trust to distribute to shareholders one hundred percent (100%) of all taxable income. The Trust intends to pay one hundred percent (100%) of its taxable income to shareholders during the current year, as well. The term "regulated investment company" does not involve supervision of management or investment practices or policies.

     Shareholders should treat dividends received from Old Dominion Investors' Trust as ordinary income when calculating their gross income, as they file their tax returns.

     The Trust also follows the policy of distributing to the shareholders one hundred percent (100%) of all net long-term capital gains over its short-term capital loss, if any, except when the Trust has capital loss carryovers. The Tax Reform Act of 1976 permits a capital loss carryover for a period up to eight years. Such capital gains distributed are not taxable to the Trust but are taxable to the shareholders as a long-term gain. It is the policy of the Trust not to distribute capital gains when there is a capital loss carryforward. Shareholders receive a long-term capital gain regardless of the length of time the shareholder has held the stock to the Trust. Advice as to the tax status of each year's dividends and distributions will be made annually and sent by mail.


PURCHASE OF SHARES

     Investors' Security Co., Inc. is the Distributor of the Fund. Shares may be purchased at the offer-ing price, which is the net asset value* plus a sales charge, through broker-dealers who have sales agreements with the Distributor or through the Distributor. Initial purchases must be at least $25.00. All purchases thereafter must be at least $25.00. All shares and fractions thereof will be credited to the shareholder's account. Share certificates will be issued only on written request.

     The offering price is calculated at the close of the New York Stock Exchange each business day. Prices are not calculated on days the stock market is not open. The calculated price applies to all purchase orders received from authorized securities dealers by the Distributor that day. Orders received after the close of the New York Stock Exchange will receive that day's closing price only if the broker/dealer received those orders from the customers prior to the New York Stock Exchange's close. Purchase orders placed after the close of the New York Stock Exchange will be executed on the next regular business day. Purchase orders received on other than a regular business day will be executed on the next regular business day.

     The sales charge varies as follows:


                                      SALES CHARGE AS
                                       PERCENTAGE OF
                                 -------------------------    DEALER COMMISSION
      AMOUNT OF PURCHASE              NET        OFFERING      AS PERCENTAGE OF
 AT THE PUBLIC OFFERING PRICE     INVESTMENT       PRICE      THE OFFERING PRICE
------------------------------   ------------   ----------   -------------------
Less than $100,000............   4.17%          4.00%                3.75%
$100,000 to $250,000..........   3.62%          3.50%                3.25%
$250,000 to $500,000..........   2.56%          2.50%                2.25%
$500,000 and over**...........      none          none               1.00%

* For a definition of net asset value, please see the section "Pricing of Shares" on page 9.

** Investors' Security Co. will pay a one percent (1%) Dealer Commission to the broker/dealers out of its own resources on purchases of $500,000 or more.
   If a redemption of $500,000 or more is made within twelve (12) months of the original purchase of net asset value shares, there is a deferred sales charge of one percent (1%). The one percent (1%) deferred sales charge would only be charged against the amount of the original investment regardless of any increase or decrease in the value of the investment since the date of purchase.

     If shares of the Fund are sold through authorized dealers in the United States, such dealers receive a dealers' commission which is shown in the table on the previous page. Under certain circumstances, commissions up to the entire sales charge may be given back to dealers. These dealers might be considered to be underwriters within the meaning of the Securities Act of 1933.

     The Distributor has sole authority on whether or not to accept or reject purchase orders of shares. The sale of shares will be suspended during any time when the ability to determine the net asset value of shares is suspended. The Board of Directors may also suspend sale of shares whenever it decides it is in the best interest of the Fund to do so.

     Officers, directors, and bona fide full-time employees of the Fund will not pay a sales charge when purchasing shares of the Fund. The Manager or Distributor of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give his or her written assurance that the purchase is for investment purposes only and that the Fund's shares will not be resold to others for profit. These shares may only be redeemed through the Fund.


PURCHASE OF SHARES AT NET ASSET VALUE

     Shares of the Fund may be sold at net asset value (without the payment of any sales charge) to:

     1. Banks, trust companies, pensions, non-profit and charitable organizations.

     2. Registered investment advisors and investment advisor agents may make sales to clients at net asset value.

     3. Current Officers, Directors or Employees of the Fund, Investors' Security Co., Inc. or authorized dealers.

     4. Net Asset Value purchases may be made with redemption proceeds from other mutual fund companies on which the investor has paid a front end sales charge.

     An investment advisor or financial institution Investors may charge a fee for their services, though purchasing shares of the Fund at net asset value for the client. The client must be informed in advance when these circumstances occur.

     Forms for purchasing shares at net asset value are available from the Fund.


RIGHT OF ACCUMULATION

     Old Dominion has Right of Accumulation privileges. The Right of Accumulation applies to larger purchases made over thirteen (13) months or less. When the client anticipates making purchases totalling $100,000 or more in the allotted time-frame*, they should notify the Fund. The Fund managers then charge the sales fee applicable to the total of (a) the dollar amount then being purchased, plus (b) the current net asset value of all the funds held by the Distributor for the purchaser. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the Transfer Agent of the Distributor enough information to confirm their qualification. The client may further issue


----------
* For specific dollar amounts and their corresponding sales charges, see the table on page 7.

a Statement of Intention in advance stating he or she will invest a qualifying amount in the next thirteen (13) months. All purchases thereafter will receive the reduced sales charge. For a description of the Statement of Intention see Part B, the Statement of Additional Information.


PRICING OF SHARES

     In determining asset value, securities are valued at their last sale price at the close of the previous trading day on the New York Stock Exchange or the American Stock Exchange. When there wasn't a sale of those securities, the midpoint between the last bid price and the last ask price is used. This applies to all other securities not traded on the previous trading day. Where there is no bid available for a security, value is determined in good faith by the Board of Directors.

     From the total value of the assets (including accrued dividends and interest) there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of outstanding shares. This yields the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

     The Fund prices its shares every day Monday through Friday. The fund will not be pricing on holidays such as New Years, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, or other days when the stock and bond markets are closed.

     The Trust reserves the right to calculate the offering price at any time, or to suspend the offering of shares entirely.

     Net gains on sales of securities (including those from carryforwards) held by the fund are taxable as a capital gain. These include realized and distributed gains and must be reported on the shareholder's tax return where applicable. Realized gains occur when the Fund sells at a profit a security or securities it previously held. Distributed capital gains may be a return of investment principal if the net asset value of the investor's shares were reduced below their cost, even though still taxable as above.


EXCHANGE PRIVILEGE

     Shareholders of Old Dominion may be exchanged for shares of the Cash Account Trust which is a money fund now being offered and managed by Kemper Management Co. First Data Corp., a non-affiliated company, is the distributor of the money fund. Shares of Kemper's Cash Account Trust may be re-exchanged for shares of Old Dominion. Each exchange, from Old Dominion to the Cash Account Trust or from the Cash Account Trust to Old Dominion, has the basis of their relative net asset values. This is equivalent to selling your shares at their current price and buying that amount in shares of the other fund. Because this is an exchange, the transaction is made at net asset value. These exchanges are also a taxable event as they create capital gains or losses. Capital gains and losses are the respective differences between the original purchase price of an investment and the price of the investment when it was sold. Shares of Old Dominion may not be exchanged for shares of the money fund unless the amount exchanged satisfies the minimum investment requirements of the money fund. If telephone exchange authorization is on file with the transfer agent (First Data Corp.), investors may exchange shares of Old Dominion to the currently offered money fund by telephone. A signed, written request is necessary to receive telephone authorization privileges. Investors should review the prospectus of the money fund prior to making an exchange. Exchanges may only be made in states where shares of both the money fund and Old Dominion are qualified for sale.

     Exchange privileges may be suspended at any time by Old Dominion upon notice to shareholders. Exchanges may be initiated by writing to the Transfer Agent, which is First Data Corp., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If the telephone privilege is on file with the Transfer Agent, the shareholder may also call 1-800-441-6580, toll free, to make the exchange.


PLAN OF DISTRIBUTION

     The company has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. All 12b-1 Plan expenses must be approved in advance by the Board of Directors. The expenses paid under the plan must have been incurred within the last twelve (12) months and accrued while the plan was in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).


REDEMPTION OF SHARES

     By Mail -- Shares can be redeemed by proper request, at the net asset value next determined after receiving the request by the Transfer Agent. Mail your written request to First Data Corp., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. There is no charge for redemption of shares through the Transfer Agent. Shares registered in a broker's street name account must be redeemed through the broker. Shareholders who have share certificates may redeem them only with the signatures of all persons in whose names the shares are registered, and signed exactly as their names appear on the certificates. Non-certificated shares may be redeemed upon written request bearing the signatures of the registered shareholders. SIGNATURES MUST BE GUARANTEED. THIS CAN BE DONE BY A BANK INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BY A SAVINGS AND LOAN ASSOCIATION INSURED BY THE FEDERAL SAVINGS AND LOAN INSURANCE CORPORATION (FSLIC), OR BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD). THE COMPANY RESERVES THE RIGHT, IN EXTRAORDINARY CIRCUMSTANCES, TO SPECIFY THAT SIGNATURES BE GUARANTEED BY A BANK WHICH IS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR BY A MEMBER FIRM IN GOOD STANDING OF A UNITED STATES STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required to redeem shares held in corporate partnership or fiduciary accounts. The Transfer Agent will not redeem shares until deposited checks (including certified or cashier's checks) to purchase shares have cleared (normally not more than fifteen days). The value of the Company's shares fluctuate, because the market value of securities owned fluctuate, so the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds will be paid on or before the seventh day following the receipt of the proper written request.

     Through a Securities Dealer -- A shareholder may redeem shares through any securities dealer. Securities dealers may charge a service fee for handling redemption transactions placed through them.

     Reinstatement Privilege -- Shareholders may reinstate redemption proceeds at net asset value (without sales charge) in shares of the Company. Within thirty (30) days after the date shares are redeemed, the Transfer Agent must receive a written request for reinstatement. A check less than or equal to, but not greater than, must also accompany the written request for reinstatement of shares. The reinstatement purchase will be made at the next calculated net asset value per share after receiving the request and check. The tax status of a capital gain created by a redemption will not be affected by using the reinstatement privilege, but a capital loss may be zeroed out for tax purposes by exercising the reinstatement privilege.


INDIVIDUAL RETIREMENT ACCOUNT

     Individuals may establish their own Individual Retirement Account (IRA) which may grow tax deferred. Discuss with your tax preparer your personal situation. Regardless of income, individuals who are not covered by another qualified retirement plan can still deduct the full amount of an IRA contribution up to $2,000 annually -- $2,250 for married taxpayers. Even if they are covered by another retirement plan, single taxpayers with incomes of $25,000 or less, and married taxpayers with income of $40,000 or less can still deduct the full amounts specified above. Taxpayers who are covered by another retirement plan whose incomes are less than $35,000 for singles and $50,000 for married people can deduct a part of their IRA contributions. The calculation for the nondeductible part of an IRA is based on the amount of income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

The table below shows the deductibility of IRA contributions for a range of incomes.


                       DEDUCTIBILITY OF IRA CONTRIBUTIONS


        INCOME
----------------------      AMOUNT OVER      NONDEDUCTIBLE      MAXIMUM
  SINGLE      MARRIED     $25,000/40,000       PERCENTAGE      DEDUCTION
----------   ---------   ----------------   ---------------   ----------
CONTRIBUTIONS FOR 1997
 $25,000     $40,000          $     0               0           $2,000
  27,500      42,500            2,500              25            1,500
  30,000      45,000            5,000              50            1,000
  35,000      50,000           10,000             100                0


        INCOME
----------------------      AMOUNT OVER      NONDEDUCTIBLE      MAXIMUM
  SINGLE      MARRIED     $30,000/50,000       PERCENTAGE      DEDUCTION
----------   ---------   ----------------   ---------------   ----------
CONTRIBUTIONS FOR 1998
 $30,000     $50,000          $     0               0           $2,000
  32,500      52,500            2,500              25            1,500
  35,000      55,000            5,000              50            1,000
  40,000      60,000           10,000             100                0

     It is suggested that clients wishing to contribute to an IRA consult with a competent tax advisor before entering the plan. For a limited time (seven days), clients may choose to cancel their participation in the IRA plan. If participation in the IRA plan is cancelled within seven (7) days of receipt of the plan, clients will receive their full purchase back. However, if participants have received copies of IRA plan seven (7) days in advance of their purchase, then they do not have the right to receive a refund.

     For further details including custodian/trustee fees, see the Old Dominion Investors' Trust, Inc. Individual Retirement Account (Terms and Conditions) and Application available from the Distributor, which is Investors' Security Company, Inc., 110 Bank Street, Suffolk, Virginia 23434.


CUSTODIAN

     UMB Bank, 928 Grand Avenue, Kansas City, MO 64141 serves as custodian.

STOCKHOLDERS' MEETING

     Under the Investment Company Act of 1940, if Old Dominion Investors' Trust is not required to hold a meeting for the election of directors in a given year, then it is not required to hold a stockholders meeting in that year. When an annual meeting is required under the Investment Company Act of 1940, this corporation will notify stockholders of the meetings. The stockholders' meeting will be held in the main office of the corporation in Suffolk, Virginia, at 8:00 P.M. on the second Monday of November of the required years. If this particular Monday is a legal holiday, then the meeting will be held on the following day. The Trust reserves the right to specify an alternate date in the notice sent to each stockholder.


DIVIDEND REINVESTMENT PLAN

     Unless a shareholder specifies differently on the account application form (please check the correct box), it is assumed that the purchaser of shares wants to participate in the Dividend Reinvestment Plan. Under this plan all dividends and capital gains are to be reinvested in additional shares of the Fund. All dividend and capital gain reinvestments are made at net asset value (no sales charge). The investors who participate in this plan may instruct First Data Corp., the transfer agent in writing at least seven (7) days in advance of the normal distribution date to send to him the earned dividends and capital gains instead. First Data Corp. (the transfer agent), may be contacted at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. The investors should remember that, as with all other types of investments in securities, the dividend reinvestment plan does not guarantee a profit and does not guarantee there will not be a decrease in the investment value during declining markets.


SYSTEMATIC WITHDRAWAL PLAN

     Shareholders have the option of using our Systematic Withdrawal Plan. Under this plan, a fixed sum may be paid regularly to shareholders from their accounts. To take advantage of the Systematic Withdrawal Plan shareholders must purchase or already own $10,000 or more Trust shares at the current offering price.

     Depending on the size of the payments requested and the fluctuations of the market price of the underlying portfolio securities, redemptions for the purpose of making systematic withdrawal payments may reduce or even use up the investment. Making systematic withdrawals, in this or any other investment company, while purchasing shares at the same time, is not a good idea because you may be responsible for paying more than one sales charge.


BROKERAGE ALLOCATION

     The first concern of the Trust is to obtain the best price on any purchases and sales in its portfolio. There are broker-dealers who provide Investors' Security Co., Inc. with both statistical and research information. When it is possible to maintain the "Best Price" policy, the Trust's investment advisor, Investors' Security Co., Inc., prefers to do some of its portfolio security trades (buys and sells) through these broker-dealers.

     The Investment Advisor, Investors' Security Co., Inc. is authorized by the Trust to use its own discretion in deciding where brokerage business is done. This includes the trades with broker-dealer firms providing statistical and research information. In the fiscal year ended August 31, 1998, Investors' Security Co., Inc., acting as broker, received $104,646 in brokerage commissions from buying and selling securities in the Trust's portfolio. When comparing similar trades of similar securities during similar periods of time, the commission fees paid to Investors' Security Co., Inc. are fair compared to the commission fees or other payments received by other broker-dealers.

     The Trust's investment advisor cannot adequately define the value of the statistical and research information some broker-dealers provide. Though the information may be useful, the materials provided to the Trust do not affect or reduce the Trust's expenses.

     Investors' Security Co., Inc. may take into consideration the amount broker-dealers have sold of the Trust's shares in the past in deciding who should handle future Fund securities transactions. This is done when the advisor, Investors' Security Co., Inc., believes it can do so without paying greater brokerage fees than normal. These transactions are in keeping with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
(NASD).

     The Trust intends to continue to allot broker-dealers the option of handling the securities transactions in the same way it has in the past. The Trust will always try to get the best prices of their executed trades (buys and sells of securities).


CALL OPTION TRANSACTIONS

     The Trust may write covered listed call options and may repurchase Call Options the Fund has written.

     The Trust will retain the stock the Call Option was written on until the option expires, or is exercised, or until the Trust repurchases the Call Option it has written.

     A covered call means that the Trust owns one hundred (100) shares of underlying stocks for each option it has written on that stock. Only stocks that are listed on an organized stock exchange can be optioned. There is no limitation on the number of securities for which Call Options can be written.

     By writing a Call Option on its portfolio securities the Trust agrees to sell one hundred (100) shares of common stock (the "Option Stock") held in its portfolio at a specified price ("Strike Price") prior to a specified date (the "Expiration Date") if the option is exercised by the purchaser. The purchaser of an Option written by the Trust pays for the Option to buy the shares of stock an amount called a premium. The amount of the premium received for the sale of a listed option is determined like the price of any other security which is listed on an exchange; that is, on a bid and ask basis.

     Listed Options generally have durations of three (3), six (6), or nine (9) months. If at or near the expiration date of an option the then current market price of the optioned stock is more than the strike price (the specified price when the option is written) of the option, the option holder must pay to the Trust the strike price. The Trust must then deliver the optioned stock to the purchaser unless the Trust has purchased a covering option. A covering option is an option with an identical strike price, expiration date, and for the same stock as an option which the Trust has written. A covering option must be purchased before the option is exercised. A covering option would be purchased if the Trust wished to cancel the pre-existing obligation.

     In purchasing a covering option the premium received (the amount paid to "buy" the option) would be reduced by the cost of the covering option.

     If the premium received by the Trust plus the strike price exceed the Trust's basis in the optioned stock (its cost), the Trust will earn a profit on the transaction. If the market price of the optioned stock fails to exceed the strike price of the option by the expiration date, the option will expire without being exercised.

     With respect to the writer of a Call Option, the Internal Revenue Service has ruled as follows:

     1. The premium received for writing the Option is not included as the writer's income at the time of receipt, but is kept in a deferred account until the writer's obligation to fulfill their part in the option expires through the passage of time, or until the writer sells the underlying stock involved in the exercise of a Call, or until the writer engages in a closing transaction.

     2. If the obligation of a writer of an Option expires over time, the premium that it has received for the option is considered by the Internal Revenue Service to be a short-term capital gain when the option does expire.

     3. If the Option is exercised, the premium paid for the option received is considered by the IRS as a part of the proceeds of the sale of the underlying stock. Gain or loss on such sale becomes a capital gain or loss, and is short-term or long-term, depending on the length of time the stock involved was owned.

     4. If an Option is not exercised, and the writer of the Option completes the transaction by paying an amount equivalent to the then current value of the Option (closing transaction), the difference between the amount paid and the premium received is a short-term capital gain or loss.

     When the Trust writes an Option the earning power of the Trust's portfolio of securities will be increased, regardless of whether the option is exercised. When options written by the Trust are exercised, the Trust may lose an opportunity to profit fully from a rise in value of the optioned stock. This happens when, for example, the option is exercised and the market price of the optioned stock goes higher than the strike price plus the premium paid to the Trust for writing the option. The Board of Directors may authorize the Trust to purchase covering options when the management thinks it is wise. There may be times that options the Trust wishes to repurchase are not available. Brokerage Commission on Options are proportionately higher than on stocks.

     The Trust will cover its options by delivering escrow receipts to the Broker handling the transaction.


PUT OPTION TRANSACTIONS

     The Trust may write Put Options and may repurchase the Put Options the Trust has written. A Put Option means that the Trust will purchase the underlying stock of each Option on which it was written. Only stocks that are listed on an organized stock exchange can be optioned. The total amount of Put Options the Trust writes cannot be valued at more than ten percent (10%) of the net assets of the Trust at the time the Put Options are written.

     The Trust, agrees to purchase one hundred (100) shares of common stock (the "Optioned Stock") at a specified price (strike price) to a specified date (expiration date) by writing Put Options. This occurs if the Option is exercised by the purchaser. The purchaser of the Put Option written by the Trust pays the Trust a sum of cash for the Put Option called a premium. The amount of premium received for the sale of a listed Option is determined like the prices of other securities listed on an exchange; that is, on a bid and ask basis. Put Options are currently listed on the various option exchanges.

     Listed Options generally have durations of three (3), six (6), or nine (9) months. If at or near the expiration date of an Option the market price of the Optioned stock is below the strike price of the

Option, the Option will be exercised. When this happens, the Trust must pay the purchaser of the Option the strike price. The only exception is when the Trust has purchased a Covering Option (an option with an identical strike price, expiration date, and for the same stock as an Option which the Trust has written). If the Trust wishes to purchase a Covering Option it must be purchased before the Trust receives a notice that the Option will be exercised. An exercise notice is assigned by the Clearing Corporation.

     The Internal Revenue Services has the following rules for writers of Put
Options:

     1. The premium received for writing the Option is not included in the income of the writer at the time the premium is paid. The amount of the premium is held in a deferred account until the writer's duty to fulfill the exercising of the Option expires through the passage of time (expiration date), or until the writer purchases the underlying stock involved in the exercise of a Put, or until the writer engages in a closing transaction.

     2. If a writer's duty to fulfill the exercising of an Option expires through the passage of time, the premium paid for the Option creates a short-term capital gain when the Option expires.

     3. If the Option is exercised, the premium received for the Option is treated as a reduction in the cost of the underlying stock.

     4. The writer of an Option may close the Option by paying an amount equivalent to the then current value of the Option (closing transaction). When the writer of an Option makes a closing transaction, the difference between the amount paid to close the Option and the original premium received is a short-term capital gain or loss.

     Unexercised Put Options written by the Trust increase the earning power of the Trust's portfolio of securities when they expire. Premiums paid to the Trust for writing Put Options are retained by the Trust whether or not the Option is exercised. When Put Options written by the Trust are exercised, occasionally the net cost to the Trust of purchasing the stock at the exercise price may by much higher than the current market price at the time the Put is exercised. For example, this would happen when the Option is exercised and the market price of the Optioned stock is below the strike price (the specified price when the Option is written) minus the premium paid for the Option plus the transaction costs. In this situation, the Trust would incur a loss.

     The Board of Directors may authorize the Trust to purchase covering Put Options when management believes it is advisable. There may be times that Put Options the Trust wishes to repurchase are not available. Brokerage commissions on Options are proportionately higher than on stocks.

     A separate account for Put Options will be maintained with the custodian. This account will consist of cash, U.S. Government Securities, or high grade debt securities that are equal to the option price (the Trust's specified purchase price for the securities underlying the options).


FINANCIAL STATEMENTS

     You may contact the Fund by writing to Old Dominion Investors' Trust, Inc., 110 Bank St., Suffolk, VA 23434, for copies of the Funds' Annual Report. The accounting report of Briggs, Bunting & Dougherty, LLP, independent certified public accountants, are in the Annual Report. These financial statements and reports appearing in the Fund's Annual Report to shareholders are incorporated by reference in this prospectus.

                      (This Page Intentionally Left Blank)

OLD DOMINION INVESTORS' TRUST, INC.
NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
1. REGISTRATION (PLEASE PRINT)

 INDIVIDUAL:


-------------------------------------------------------------------------------
 First Name  Middle Initial  Last Name                       Social Security




 JOINT TENANT:


-------------------------------------------------------------------------------
 First Name  Middle Initial  Last Name            Social Security



 GIFTS TO MINORS:


AS                                                CUSTODIAN FOR:
-------------------------------------------------------------------------------
 Name of Corporation (Only one can be named)    Name of a Minor (Only one)




 UNDER THE                UNIFORM GIFTS TO MINORS ACT:
-------------------------------------------------------------------------------
     State of Residence                                 Minor's Security Number



 CORPORATION, PARTNERSHIPS, TRUSTS AND OTHERS:


-------------------------------------------------------------------------------
 Name of Corporation, Partnership, or other organization




------------------------  ------------------          -------------------------
 Tax I.D. Number          Name of Trustee(s)         Date of Trust Instrument



2. MAILING ADDRESS AND TELEPHONE

-------------------------------------------------------------------------------
        Street Address                        City





-------------------------------------------------------------------------------
 State                  Zip                     Telephone Number



3. INITIAL INVESTMENT (MINIMUM $25.00)        Indicate amount of investment

                                                  $

[ ] BY CHECK -- Please make checks payable to Old Dominion Investors' Trust and enclose with this application.
[ ] BY WIRE -- Funds were wired on ----------------  for $ ------------------
                                         Date

4. DISTRIBUTION OPTIONS
  DISTRIBUTION OPTIONS: PLEASE CHECK ONE.
  UNTIL I NOTIFY YOU OF A CHANGE, I WOULD LIKE ALL DISTRIBUTIONS FROM:


[ ] dividends and capital gains reinvested in additional Fund shares.

[ ] dividends paid to me in cash; capital gains reinvested in additional Fund shares.

[ ] dividends and capital gains paid to me in cash.


[ ] SYSTEMATIC WITHDRAWAL OPTION -- Check will be sent monthly for $ ------
    (MINIMUM $50).
    See Description In Prospectus. (Available only for accounts of $10,000 or more).



5. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
  This order is subject to acceptance by the Fund. Signature below indicates receipt of the prospectus. The following statement is required by federal tax law to avoid 20% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding, check box. [ ]



 X
-------------------------------------------------------------------------------
 Signature    [ ] Owner   [ ] Trustee    [ ] Custodian         Date




 X
-------------------------------------------------------------------------------
 Signature of joint owner (if any)



6. STATEMENT OF INTENTION I intend to invest over a thirteen month period from this date a total amount that will equal or exceed.
See description in Prospectus.   [ ] $100,000    [ ] $250,000    [ ] $500,000

I agree to the Statement of Intention and Escrow Agreement set forth in the prospectus.





7. DEALER INFORMATION
(This section must be completed by your Dealer to ensure proper processing). The undersigned (the "Dealer") agrees to all applicable provisions in this application, and guarantees this signature and legal capacity of the shareholder. If the shareholder does not sign this application, the Dealer for the shareholder is stating that this application is completed according to the shareholder's instructions and information. The Dealer also agrees not to hold responsible the Fund(s), the Distributor, and the

 Dealer's Name                 Representative's Full Name

-------------------------------------------------------------------------------
 Main Office Address               Representative's Number       Phone Number


                                                                (    )
-------------------------------------------------------------------------------
 City        State    Zip Code     Servicing/Branch Office Address



-------------------------------------------------------------------------------
 Authorized Dealer Signature             City           State      Zip Code


 X

Agent for any loss or liability from acting or relying on these instructions or information.


MAIL TO: FIRST DATA CORP., INC. 3200 HORIZON DRIVE P.O. BOX 51503 KING OF PRUSSIA, PA 19406-0903

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      OLD DOMINION INVESTORS' TRUST, INC.
                                110 BANK STREET
                            SUFFOLK, VIRGINIA 23434
                              PHONE (757) 539-2396



                                   Custodian
                                   UMB BANK
                                928 Grand Avenue
                          Kansas City, Missouri 64141





                                    Counsel
                               KAUFMAN & CANOLES
                              NationsBank Center
                                 P.O. Box 3037
                               Norfolk, VA 23514





                                   Auditors
                       BRIGGS, BUNTING, & DOUGHERTY, LLP
                         Two Logan Square, Suite 2121
                          Philadelphia, PA 19103-4901





                             Manager, Underwriter
                       INVESTORS' SECURITY COMPANY, INC.
                                110 Bank Street
                            Suffolk, Virginia 23434
                             Phone: (757) 539-2396





                                Transfer Agent
                               FIRST DATA CORP.
                               3200 Horizon Drive
                                 P.O. Box 61503
                        King of Prussia, PA 19406-0903
                             Phone: (610) 239-4500

                      [OLD DOMINION INVESTORS TRUST, INC.]




                                   PROSPECTUS






                               November 30, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   OLD DOMINION INVESTORS TRUST, INC.
                            110 Bank Street
                         Suffolk, VA 23434


                STATEMENT OF ADDITIONAL INFORMATION

                         November 30, 1998










This Statement of Additional Information is not a Prospectus, but should read in conjunction with the current Prospectus for Old Dominion Investors' Trust, Inc. dated November 30, 1998 (the Prospectus). A copy of the Prospectus may be obtained by writing the Underwriter, Investors Security Co., Inc., 100 Bank Street, Suffolk, VA 23434, or by calling (757) 539-2396.

                         TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES......................................3

MANAGEMENT OF THE FUND..................................................4

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES.......................4

INVESTMENT ADVISORY AND OTHER SERVICES..................................5

BROKERAGE ALLOCATION....................................................6

CAPITAL STOCK AND OTHER SECURITIES......................................7

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED............7

     PURCHASE...........................................................7

     REDEMPTION.........................................................7

     PRICING............................................................8

RIGHT OF ACCUMULATION...................................................9

LETTER OF INTENTION.....................................................9

TAX STATUS..............................................................10

UNDERWRITERS............................................................11

FINANCIAL STATEMENTS....................................................11

INVESTMENT OBJECTIVES AND POLICIES


     It is the policy of the Trust to remain substantially fully invested in common stock except during periods, which in the judgement of the management, there appears to be danger of important stock market decline. But, pursuant to provisions in the Trust's Charter, the management is required to have a minimum of 50% for the Trust's total assets invested at all times in common stocks.

     Investors should refer to the nine Charter restrictions of investments that can be made in Old Dominion Investors' Trust, Inc., that are listed in the Prospectus under the heading "Investment Policies and Restrictions".

     The Board of Directors of the Fund has set a restriction saying that no more than 50% of the Fund's portfolio can be optioned at any one time. This restriction can be changed at any time by the Board.

     The Prospectus describes the policy of the Fund with respect to the following activities:

     1.   The issuance of senior securities;

     2.   Purchases on margin and the writing of put and call options;

     3.   Underwriting of securities of other issues;

     4. The concentration of investments in a particular industry or group of industries;

     5.   The purchase or sale of real estate;

     6.   The making of loans to any person;

The Trust Shall Not:

     (1)  Participate in the underwriting of securities of other issues.

     (2)  Purchase real estate.

     (3) Make loans to any person, (Purchase of a portion of an issue of publicly distributed debt securities will not be considered the making of a loan).

     (4)  The purchase or sale of commodities or commodity contracts.

     (5)  Will not invest in any other investment company.

     (6) The Trust will not invest in companies for the purpose of exercising control of management.

     (7) The Trust cannot borrow more than 33 1/3 of its total assets (including the amount borrowed) taken at market or other fair value less liabilities. Investment borrowings will be made from banks only. Any gains made with the additional borrowed money in excess of interest will cause net asset value to rise faster than otherwise. If the performance of the additional securities purchased fails to cover the cost, including interest paid on money borrowed, the net asset value will decrease faster than normal. This is called leverage. If, due to market fluctuations or other reasons, the value of the Company's assets falls below the coverage requirement of the statute, the company, within 3 business days, will reduce its bank debt to the extent necessary. To do this, the Company may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Also, the Trust may not directly or indirectly pledge its assets, except that, subject to any applicable limitations under rules promulgated by the Federal Reserve Board, the Trust may pledge up to 15% of its gross assets, taken at cost, to secure borrowings made within the foregoing limitation and for temporary or emergency purposes, which do not exceed 5% of the gross assets of the Trust, taken at the lesser of cost or market or other fair value. The Trust does not intend to borrow money during this fiscal year.

`    The investment policies in this paragraph cannot be changed except by vote of two-thirds (2/3) of the total outstanding stock and amendment to the charter.

MANAGEMENT OF THE FUND

Name & Address                   Position(s) Held           Principal Occupation
                                 With Registrant            During Past 5 Years
--------------                   ----------------           -------------------

*James F. Hope                    President & Director        Retired
**704 Jones Street
Suffolk, VA 23434


Frank M. Rawls                    Assistant Secretary         Attorney at Law
1235 Murphys Mil Rd.              Director
Suffolk, VA 23434


**Cabell B. Birdsong              Secretary & Treasurer       President
110 Bank Street                   Director                    Investors
Suffolk, VA 23434                                             Security Company

Peter D. Pruden, III              Director                    Vice President
1201 N. Main Street                                           Smithfield
Suffolk, VA 23434                                             Companies


**William B. Ballard              Director                    Investments
1215 River Road                   Vice President
Suffolk, VA 23434


E. Grier Ferguson                 Director                    Attorney at Law
332 W. Constance Road
Suffolk, VA 23434


* Interested Directors
** Investment Committee Members


     The foregoing Directors and/or Officers have served in their principal occupations as listed for the past five years or longer. There is no relationship by blood, marriage, or adoption among the foregoing Directors and/or Officers.

     Directors are compensated at $150.00 for each meeting they attend. Total Directors' fees were $8,000.00 for the year.

     During the registrant's last fiscal year, no Director and/or Officer received remuneration in excess of $60,000.00 for services in all capacities.


CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES
-------------------------------------------------


     The Fund does not know any person who owns more than five percent (5%) of any class of the Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

     The Investment Advisor is Investors Security Co., Inc. Cabell B. Birdsong is President. Mr. Birdsong is the Secretary and Treasurer of the Fund and thus is an affiliated person. He owns 100% of the Investment Advisory Co. The Investment Advisory Agreement calls for a management fee of 1/2 of

1 percent. The fee is computed daily and is paid monthly. The Investment Advisor received for services as Manager and Investment Advisor the sums of $42,835.00; $38,835.00 and $49,908.00; and for the years 1996, 1997, & 1998 respectively.

     There is no expense limitation.

     The Investment Advisor provides the following services to the Fund: occupancy and office rental; clerical and bookkeeping; determination of offering and redemption prices; trading department; prospectus preparation and printing.

     The Investment Advisor does not provide accounting services of independent auditors, services of outside counsel, registration and filing fees, stationary supplies and printing, salaries and compensation of the Fund's non-interested Directors, salaries and compensation of the Fund's Officers who are not Directors, and reports to shareholders.

     The company has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net asset annually (all of which may be for service fees). During the year ended August 31, 1998, all of the payment made pursuant to the 12b-1 Plan, amounting to $10,187.00 were for service fees.

     Investment Advice is received from Merrill Lynch, Dean Witter, Wheat First Securities, and Paine Webber. Reports as to the market and specific recommendations are provided to the Investment Advisor and are paid for through brokerage commissions. Such information is helpful. However, the final determination of what stock to buy and sell is made only by the Investment Advisor and the Investment Committee.


BROKERAGE ALLOCATION
--------------------

     It is the primary consideration of the Trust to obtain the best price on its portfolio actions. However, subject to this policy, it is the intent of the Trust's Investment Advisor, Investors Security Co., Inc., to direct portfolio securities transactions to broker-dealers who are furnishing to the Investment Advisor statistical or research information.

     The total dollar amount of brokerage fees paid by the Trust on purchase and sale of the Trust's portfolio securities for the latest fiscal year was $121,000.00. Of this amount 13.5% was placed in consideration for research or other services.

     The Investment Advisor, Investors Security Co., Inc. is authorized by the Trust to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information. Investors Security Co., Inc., acting as broker, received $104,646.00 for brokerage commission from portfolio transactions for the year ended August 31, 1998. The commissions paid to Investors Security Co., Inc. represent a commission that is fair compared to the commission fee or other remuneration received by other broker-dealer in connection with comparable securities being traded on a securities exchange during a comparable period of time.

     The Board of Directors authorized the Investment Advisor to use its own discretion in allocating brokerage business.


     The Investment Advisor discounts its commission 35% on all orders, whereas other non-affiliated broker-dealer discount their commission 25%. All security orders affected by the Investment Advisor are presented quarterly to the Board of Directors for their knowledge, approval and reasonableness.

     Brokers are selected to effect security transactions for the Fund by their ability to handle the transaction and their investment advice.

     The Trust's Investment Advisor has no way of determining the approximate value of the service of the broker-dealer who provide statistical and research information, except that such services are furnished to the Investment Advisor. While the information may be useful, it does not materially affect or reduce expenses.

     It is the intention of the Trust to allocate brokerage in the future in the same manner that it has in the past. The Trust will attempt to get the best price execution.

     Brokerage fees for the last three years were:

          1996 - $140,000.00; 1997 - $108,000.00; 1998 - $121,000.00

CAPITAL STOCK AND OTHER SECURITIES
----------------------------------

     The Fund has only one class of stock, common stock. Each share is entitled to one vote and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED
------------------------------------------------------------

     PURCHASE - Investors Security Co., Inc. is the Distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the Distributor or through the Distributor. Initial purchases must be $25.00 or more. Subsequent purchases must be in the amount of $25.00 or more.

     The offering price is computed at the close of business on the New York Stock Exchange on each day it is open. Such price applies to all purchase orders other than for investment plans received from authorized securities dealers by the Distributor that day, provided that orders received after the close of the New York Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

     REDEMPTION - Trust stock certificates which are presented in proper form to First Data Corp. 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, will be redeemed for cash.

     Stock Certificates must be signed and stockholders signatures must be guaranteed by a bank, a member of a national securities firm or by Investors Security Co., Inc. Stockholders who wish to redeem shares that are held by the Custodian, need only inform the Transfer Agent by letter. The redemption price will be the next asset value determined as of the close of New York Stock Exchange on the day of the tender for shares tendered prior to 4:00 P.M. New York time and on any other day in which there is a sufficient degree of trading in the investment company's portfolio securities that the current net asset value of the investment company's redeemable securities might be materially effected by changes in the value of the portfolio securities. Payment of the redemption price must be made within seven (7) days from the date of tender. The redemption price may be more or less than the original purchase price, depending upon the net asset value of the shares determined in the manner set forth in "Pricing and Sales of Shares".

     If a shareholder uses the services of a broker-dealer, there may be a charge to the shareholder for such services.

     The fund will not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven (7) days after the tender of such security to the company or its agent for that purpose for the redemption except:

     1. for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or (B) during which trading on the New York Stock Exchange is restricted;

     2. for any period which an emergency exists as a result of which (A) disposal by the company of securities owned by it is not reasonably practicable for such company to determine fairly the value of its net asset; or

     3. for such other periods as the Commission may by order permit for the protection of security holders of the company.

     Trust certificates may be presented for redemption at the offices of the Trust's Management. Whenever sufficient cash funds are not available to redeem presented certificates, a portion of the Trust's assets may be hypothecated as security for a short-term loan in order to provide sufficient cash to fully redeem presented stock certificates.

     PRICING - In determining asset value, securities are valued at the last sale price during the preceding trading period for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets, which includes accrued dividends and interest, there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

     The Trust reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

RIGHT OF ACCUMULATION
---------------------

     The graduated sales charges listed above may be applied to any subsequent purchases of shares of the Fund when the investor has after any purchase, an aggregate investment of $100,000.00 or more in shares of the Fund. If, for example, the investor has previously purchased or acquired and still holds Fund shares with a cost or current value at offering price of $90,000.00 on which he paid a charge of 4.00% of public offering price and subsequently purchased $10,000.00 of additional Fund shares, the charge applicable to the $10,000.00 purchase would be 3.5% of the public offering price. The investor qualifies for the selling commission applicable on orders of $100,000.00 to $250,000.00. The Trust must be promptly notified of each sale which entitles a shareholder to a reduced sale charge.

LETTER OF INTENTION
-------------------

     Reduced sales charges are applicable to purchase aggregating $100,000.00 or more of the shares of the Fund or any other investment company with a sales charge for which the Distributor acts as the distributor made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90 day period. The value of shares of the Fund and of other investment companies with a sales charge for which the Distributor acts as the distributor presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter, will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000.00), the investor will be notified and must pay, within 20 days of expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to five percent of the intended amount will be held in escrow during the thirteen month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be five percent of the dollar amount of such letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

TAX STATUS
----------

     The Trust's Charter provides that dividends shall be paid from "net income" on or about January 15, May 1, August 1, and November 1 of each year to the Trust stockholders of record around the close of the 15th day of preceding month. The amount of such dividends shall be set by the Board of Directors, provided that they shall be so distributed in each year approximately the amount of the "net income" received during the year. The dividend may be eligible for the tax dividend exclusion available to corporations. For the year August 31, 1998, 25.51% of the ordinary income distribution qualified for the exclusion.

     "Net Income" means the amount of "income" remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Trust may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

     Old Dominion Investors' Trust, Inc. has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue Code) and is accorded conduit or "pass through" treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Trust will be taxed only on the portion of such income which it retains. In prior years, it has been the policy of the Trust to distribute to shareholders 100% of all taxable income. It is the present intention of the Trust to pay 100% of its taxable income to shareholders during the current year. The terms "regulated investment company" does not involve supervision of management or investment practices or policies.

     Shareholders receiving a distribution of such income from the Trust shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

     The Trust also follows the policy of distributing to the shareholders 100% of all net long-term capital gain over its short-term capital loss, it any, except when the Trust has capital loss carry-overs. The Tax Reform Act of 1976 permits a Capital loss carryover for a period of up to eight years. Such capital gains distributed are not taxable to the Trust, but are taxable to the shareholders as a long-term gain. It is the policy of the Trust not to distribute Capital gains when there is a Capital loss carry forward. Shareholders receive long-term gain treatment on such distributions regardless of the length of time the shareholder has held the stock of the Trust. Advice as to tax status of each year's dividend and distribution will be made annually and sent by mail to the shareholders.

UNDERWRITERS
------------

     Investors Security Co., Inc. is the principal underwriter of the Fund.

               Net
Name of        Underwriting     Compensation
Principal      Discounts and    on Redemption      Brokerage      Other
Underwriter    Commissions      and Repurchases    Commissions    Compensations
-----------    -------------    ---------------    -----------    -------------


Investors       $29,317.00           -0-           $104,646.00         -0-
Security Co.
Inc.



FINANCIAL STATEMENTS
--------------------

     The statements required in this section are included in Part C of the Registration Statement.

           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated September 17, 1998 accompanying the August 31, 1998 financial statements of Old Dominion Investors' Trust, Inc. which are included in Part C of the Post-Effective Amendment to this Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.


                                         /s/ BRIGGS, BUNTING & DOUGHERTY, LLP
                                            -----------------------------------
                                            BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 23, 1997

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15 (2) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission, heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (and) (or) the Investment Company Act of 1940, the Registrant [certifies that it meets all of the requirements for effectiveness of this Registrant Statement pursuant to rule 465(b) under the Securities Act of 1933 and] has duly caused this Registration Statement to be signed on its behalf by the State of Virginia on the 16th day of November 1998.

                                           OLD DOMINION INVESTORS TRUST, INC.



                                           /s/ James F. Hope
                                           -------------------------------------
                                           James F. Hope, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ James F. Hope                                         11-16-98
   ----------------------------------------             -----------------------
   James F. Hope, President, Director                    Date


/s/ Frank M. Rawls                                        11-16-98
   ----------------------------------------             -----------------------
   Frank M. Rawls, Asst. Sec./Director                   Date


/s/ E. Grier Ferguson                                     11-16-98
   ----------------------------------------             -----------------------
   E. Grier Ferguson, Director                           Date



   -----------------------------------------            ------------------------
   William B. Ballard, Vice President, Director          Date


   ------------------------------------------           ------------------------
   Peter D. Pruden, III, Director                        Date


/s/ Cabell B. Birdsong                                    11-16-98
   ------------------------------------------           ------------------------
   Cabell B. Birdsong, Secretary,                        Date
   Treasurer, Director

                                KAUFMAN & CANOLES
                           A PROFESSIONAL CORPORATION
                         ATTORNEYS AND COUNSELORS AT LAW
                              ONE COMMERCIAL PLACE
                              POST OFFICE BOX 3037
                             NORFOLK, VIRGINIA 23514
                                 (757) 624-3000
                               FAX (757) 624-3160


                                November 20, 1998

Board of Directors
Old Dominion Investors Trust, Inc.
110 Bank Street
Suffolk, Virginia 23434

     Securities and Exchange Commission ("SEC") Registration Statement SEC File No. 2-966


Gentlemen:

     Old Dominion Investors Trust, Inc. is a diversified open-end mutual fund ("Fund") that has registered certain shares of the Fund ("Shares") with the SEC under the above-referenced Registration Statement. This Registration Statement involves the continuing sale of Shares by filing post-effective amendments to keep the Registration Statement current.

     We have acted as special counsel for the Fund and in this connection have reviewed (a) the Fund's Bylaws, as amended, (b) certain records of the Fund's corporate proceedings as reflected in its minute book and (c) a certificate of the Fund's investment adviser ("Adviser"). In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original of all documents submitted to us as copies thereof.

     Based on a certificate provided to us by the Adviser, during the fiscal year ended August 31, 1998, 83,933 Shares were issued and sold, and 50,036 Shares were redeemed thereby resulting in a net increase of 33,897 outstanding Shares. Based on a certificate provided to us by the Adviser, as of the end of the Fund's fiscal year ended August 31, 1998, there remain Shares authorized and available for sale by post-effective amendment.

     Based upon the foregoing, it is our opinion that the 83,933 Shares issued and sold during the last fiscal year ended August 31, 1998 under the above-referenced Registration Statement are legally issued, fully paid and nonassessable shares of the Fund.

     We hereby consent to the filing of this opinion and the use of our name in the post-effective amendment to the subject Registration Statement.

                                         Very truly yours,


                                        /s/ KAUFMAN & CANOLES
                                           ------------------------------------
                                           KAUFMAN & CANOLES